UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 27, 2004

PAVILION BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	000-30512	38-3088340
(State or Other Jurisdiction	(Commisssion	(IRS Employer
of Incorporation)	File Number)	Identification No.)

135 East Maumee Street
Adrian, Michigan	49221
(Address of principal executive office)	(Zip Code)

        Registrant’s telephone number, including area code: (517) 265-5144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.    Corporate Governance and Management

Items 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment ofPrincipal Officers

On August 31, 2004, Pavilion Bancorp, Inc. issued a press release announcing the August 27, 2004 appointments of Margaret M.S. Noe, Juris Doctor, and Dr. Marinus Van Ooyen as new directors of Pavilion Bancorp, Inc.

There are no arrangements or understandings between the new directors and any other person pursuant to which such directors were selected to the Board of Directors. At the present time, neither of the new directors will be appointed to any committee of the Board of Directors. No transactions other than normal banking relationships exist between the new directors and the Bank of Lenawee.

Section 9. Financial Statements and Exhibits

Items 9.01(c).	Exhibit
Press Release Dated August 31, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 31, 2004	PAVILION BANCORP, INC. (Registrant) By: /s/ Pamela S. Fisher Pamela S. Fisher Corporate Secretary

EXHIBIT INDEX

      99.1      Press Release Dated August 31, 2004.

EXHIBIT 99.1

135 East Maumee Street Adrian, Michigan 49221 pavilionbancorp.com

MEDIA RELEASE

For Immediate Release—August 31, 2004	Contact:	Pam Fisher Corporate Secretary Ph: (517) 266-5054 pfisher@pavilionbancorp.com

Two New Directors Elected to Pavilion Bancorp Board

Adrian, Michigan--Pavilion Bancorp, Inc. is pleased to announce that Margaret M.S. Noe, Juris Doctor and Dr. Marinus VanOoyen were elected to its Board of Directors on Friday, August 27, 2004.

Both Noe and VanOoyen have served on the Bank of Lenawee’s Board of Directors since December 2000 and will continue to do so. Noe sits on the bank’s Trust and Asset/Liability Committees. VanOoyen serves on its Loan Committee.

Noe is a graduate of Adrian, Michigan’s Siena Heights University and received her Juris Doctorate degree from the Detroit College of Law in 1985. In addition to running her private law practice in Adrian, Noe has worked as an Assistant Prosecuting Attorney for the County of Lenawee since 1992 and as an Adjunct Professor of Business Law and Criminal justice at Siena Heights University since 1985.

Noe serves on the Board of Directors for several local community organizations including Lenawee County Chamber of Commerce, the Lenawee County United Way, and Siena Heights University. She resides in Adrian, with her husband William and their three children, Eric, Christopher, and Charles.

VanOoyen, Chief of Radiology for Lenawee Health Alliance, graduated from Wayne State University medical school in 1970 and completed his residency at the Mayo Clinic College of Medicine in 1974. He is also the President of the Adrian Radiological Association.

VanOoyen currently serves on the Board of Directors of Siena Heights University and the Boys and Girls Club of Lenawee. He resides in Adrian with his wife Patricia.

About Pavilion Bancorp, Inc.
Pavilion Bancorp, Inc. is the parent company of Bank of Lenawee and Bank of Washtenaw. Pavilion Bancorp, Inc. is traded on the OTC Bulletin Board under the symbol PVLN. Stifel Nicolaus, of Columbus, Ohio, is the primary market maker in the stock. Investor relations information is available at pavilionbancorp.com.

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